                                                                    Exhibit 99.2
                          inSearch Research Consent


        We hereby consent to the use of our name and the inclusion of the information attributed to us in the Registration Statement on Form S-1 filed by Synplicity, Inc. (file no. 333-42146) and all amendments thereto, and the related prospectus.


                                        /s/ Gerald S. Worchel
                                        ---------------------------
                                        Authorized Person
                                        inSearch Research
                                        President, inSearch Research